Exhibit 10.39

EXECUTION COPY

AMENDMENT NO. 2, dated as of November 11, 2003 (this “Amendment”), among Constar International Inc., as Borrower (the “Borrower”), the Guarantors listed on the signature pages hereto (the “Guarantors”), Citicorp North America, Inc., as Administrative Agent (“Administrative Agent”), and various lenders party hereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in that certain Credit Agreement dated as of November 20, 2002 (as amended by Amendment No. 1 dated as of July 28, 2003) (the “Existing Credit Agreement”), by and among the Borrower, the Administrative Agent, JPMorgan Chase Bank, as Documentation Agent, SunTrust Bank, as Co-Documentation Agent, Deutsche Bank Securities Inc. (“DBSI”), as Syndication Agent, and Citigroup Global Markets Inc. (“CGMI”) and DBSI, as Joint Lead Arrangers and Joint Bookrunners.

WHEREAS, the Borrower desires to amend certain provisions of the Existing Credit Agreement;

WHEREAS, the Borrower and the Guarantors acknowledge and agree that the representations, acknowledgments, agreements and warranties of the Borrower and the Guarantors contained in this Amendment have been made by them as a material inducement to the Agents and the Lenders entering into this Amendment (the effect of which, among other things, would be the avoidance of certain Defaults and Events of Default) and that the Agent and the Lenders are relying upon such representations, warranties, acknowledgments and agreements in entering into this Amendment and changing their position on reliance thereon and that the Agent and the Lenders would not have entered into this Amendment without such representations, acknowledgements, agreements and warranties;

WHEREAS, the consent of the Requisite Lenders, Lenders holding more than 50% of the Term B Loans and Lenders holding more than 50% of the outstanding Revolving Credit Commitments and Revolving Credit Exposure is necessary to effect this Amendment;

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendments.

(a)    Section 1.01: Defined Terms.

(i)    The definitions of “Base Amount”, “Information Memorandum” and “Swingline Lender” in Section 1.01 of the Existing Credit Agreement are hereby amended as follows:

“Base Amount” has the meaning assigned to such term in Section 6.18.

“Information Memorandum” means (i) the Confidential Information Memorandum dated as of October 16, 2002 and posted electronically on Intralinks relating to the Borrower and this Agreement, (ii) the Form S-1 of the Borrower filed with the SEC and effective on November 14, 2002 relating to the Constar Notes and the Constar IPO, and (iii) the Amendment Information (as defined in Section 3(3) of the Amendment No. 2 to this Agreement dated as of November 11, 2003 among the Borrower, the Guarantors, the Administrative Agent and the various Lenders party thereto), including those periodic and current SEC filings (i.e. 10-Ks, 10-Qs and 8-Ks) of the Borrower filed prior to September 15, 2003 and specifically incorporated by reference in the Amendment Information; it being understood that for purposes of Section 4.02, “Amendment Information” shall not include “cautionary” statements or risk factors or similar hedging language.

“Swingline Lender” means Citicorp North America, Inc., in its capacity as lender of Swingline Loans and a Revolving Lender designated as such by the Borrower that is reasonably satisfactory to the Borrower and the Administrative Agent and that executes a counterpart to this Agreement as a Swingline Lender, and for all purposes of this Agreement, Swingline Lender shall mean either or both of such Lenders acting in such capacity.

(ii)    The following definitions shall be added in alphabetical order to Section 1.01 of the Existing Credit Agreement:

“Bank” has the meaning assigned to such term in the Security Agreement.

“Commodities Account” has the meaning assigned to such term in the UCC.

“Control Agreement” has the meaning assigned to such term in the Security Agreement.

“Deposit Account” has the meaning assigned to such term in the UCC.

“Second Lien Facility” means a second lien senior secured term facility of Constar under the Loan Documents in an aggregate principal amount of up to $75.0 million (but not less than $50.0 million).

“Second Lien Indebtedness” means Indebtedness permitted to be incurred pursuant to Section 6.01(xvii).

“Second Lien Notes” means second lien senior secured notes of Constar in an aggregate principal amount of up to $150.0 million (but not less than $50.0 million).

“Second Lien Prepayment Event” means (a) the incurrence or issuance of Second Lien Indebtedness on or prior to January 30, 2004 and (b) the application by the Borrower of the Net Proceeds of such Second Lien Indebtedness in accordance with Section 2.05(c)(ii).

“Securities Account” has the meaning assigned to such term in the UCC.

(iii)    If a Second Lien Prepayment Event shall not have occurred on or prior to January 30, 2004, the definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement shall immediately be amended by deleting the interest rate table therein and replacing it with the following interest rate table:

Total Leverage Ratio	Eurocurrency Revolving Loan Spread	ABR Revolving Spread
≥ 3.75 to 1.00	4.25%	3.25%
≥ 3.00 to 1.00 and < 3.75 to 1.00	4.00%	3.00%
< 3.00 to 1.00	3.75%	2.75%

(iv)    The definition of “Consolidated EBITDA” as set forth in Section 1.01 of the Existing Credit Agreement shall hereby be amended by deleting the “and” before clause (iv) and adding new clause (v) after the end of the parenthetical in clause (iv) as follows:

“and (v) up to $8.0 million of cash restructuring charges relating to Borrower’s closure of its facilities in Reserve, Louisiana and Birmingham, Alabama”

(v)    The definition of “Excluded Debt Issuance” as set forth in Section 1.01 of the Existing Credit Agreement shall hereby be amended by deleting the parenthetical therein and replacing it with the following parenthetical:

“(other than Sections 6.01(a)(vii) and (xvii))”

(vi)    The definition of “Test Period” shall be amended by removing the term “6.17” therefrom and adding, where such term was removed, the following words: “6.18 and 6.20”.

(b)    Section 2.05(c)(ii): Optional and Mandatory Prepayments of Loans; Repayments of Term B Loans from Debt Issuances. Section 2.05(c)(ii) of the Existing Credit Agreement shall hereby be amended by deleting the “.” at the end thereof and adding the following proviso at the end thereof:

“; provided that in respect of (1) any incurrence of Second Lien Indebtedness in an aggregate principal amount of $75.0 million or less, immediately after the receipt of the Net Proceeds thereof (x) an amount of such Net Proceeds equal to a minimum of $15.0 million (or a whole multiple of $1.0 million in excess thereof) but not more than $25.0 million, as determined by the Administrative Agent, shall be applied to prepay the Term B Loans in accordance with Section 2.05(e), (y) the Net Proceeds of such Second Lien Facility not applied pursuant to the immediately preceding clause (x) shall be applied to prepay Revolving Loans and (z) the Revolving Credit Commitments shall be reduced, in accordance with Section

2.11(b), by a minimum of $7.0 million (or a whole multiple of $1.0 million in excess thereof) but not more than $10.0 million, as determined by the Administrative Agent and (2) any incurrence of Second Lien Indebtedness in an aggregate principal amount of over $75.0 million, immediately after the receipt of the Net Proceeds thereof (x) an amount of such Net Proceeds equal to $45.0 million shall be applied to prepay Revolving Loans, (y) the Net Proceeds of such Second Lien Notes not applied pursuant to the immediately preceding clause (x) shall be applied to prepay Term B Loans in accordance with Section 2.05(e) and (z) the Revolving Credit Commitments shall be reduced, in accordance with Section 2.11(b), by $10.0 million.”

(c)    Section 2.05. Section 2.05 of the Existing Credit Agreement shall hereby be amended by adding new clause (g) after clause (f) thereto:

“(g) To the extent that the Borrower shall have received proceeds that would otherwise be required to be applied to the prepayment of Term B Loans under clause (c) if the Term B Loans had not then been paid in full, such proceeds shall be required to be applied as follows (within the same time periods and on the same terms that would otherwise apply if such prepayment were to be applied to Term B Loans): first, to prepay Revolving Loans with an equal reduction of the aggregate Revolving Credit Commitment, but in no event shall the aggregate Revolving Credit Commitment or aggregate Revolving Loans be required to be reduced pursuant to this paragraph to less than $25.0 million (excluding any exposure related to undrawn Letters of Credit), and second, to repay Second Lien Indebtedness if and to the extent required by the terms of the instruments governing such Second Lien Indebtedness, and thereafter to permanently reduce the Revolving Credit Commitment.”

(d)    Section 2.05(c)(iii): Optional and Mandatory Prepayments of Loans; Repayments of Term B Loans from Asset Sales. Upon any Second Lien Indebtedness being first incurred, Section 2.05(c)(iii) of the Existing Credit Agreement shall hereby be amended by deleting the phrase “$10.0 million in the aggregate at any one time” in the proviso thereto and replacing such phrase with “$500,000 in any Fiscal Year.

(e)    Section 2.08: Interest Rates and Payment Dates. If a Second Lien Prepayment Event shall not have occurred on or before January 30, 2004, the “4.50%” set forth in Section 2.08(a)(ii)(B) shall immediately be deemed to be “5.00%” and the “3.50%” set forth in Section 2.08(b)(i) shall immediately be deemed to be “4.00%”.

(f)    Section 2.11: Termination, Reduction or Adjustment of Commitments. Section 2.11 of the Existing Credit Agreement shall hereby be amended by modifying clause (c) thereto by adding “, subject to Section 2.05(g)” in the fourth line thereof after “then,”.

(g)    Section 3.06: No Material Adverse Change. The reference to “December 31, 2001” set forth in Section 3.06 is hereby replaced with “June 30, 2003.”

(h)    Section 4.02: Conditions to Each Credit Event. The reference to “December 31, 2001” set forth in Section 4.02(d) is hereby replaced with “June 30, 2003, except as specifically set forth in the Information Memorandum.”

(i)    Section 5.12: Further Assurances. Section 5.12 of the Existing Credit Agreement shall hereby be amended by adding the following sentence at the end thereof:

“The Borrower further agrees that it will, and will cause each Subsidiary Loan Party to (so long as no Default or Event of Default has occurred and is continuing, upon reasonable notice to the Borrower) provide the Agents or any of their respective representatives with access to their respective properties (whether owned or leased) and to discuss any such matters with its officers, agents, employees, advisors, independent public accountants and other representatives for the purposes of conducting such reviews, audits and/or studies in respect of accounting, collateral and/or environmental matters, in each case as may reasonably be determined by the Agent in good faith.”

(j)    Section 5.15: Hedging Arrangements. Section 5.15 of the Existing Credit Agreement shall hereby be amended by deleting the phrase “To the extent the interest payable in connection with a notional principal amount of Indebtedness greater than or equal to 50% of the sum of the Term B Loans of the Borrower outstanding hereunder from time to time and the Constar Notes is not limited to a maximum fixed rate” and replacing such phrase with “If and to the extent the principal amount of the Constar Notes does not represent an amount that is at least greater than or equal to 50% of the sum of the Term B Loans of the Borrower and the Constar Notes.”

(k)    Section 5.20. Article V of the Existing Credit Agreement shall hereby be amended by adding new Section 5.20 immediately at the end of Article V as follows:

“Section 5.20: Cash Accounts. (a)(i) No Loan Party has opened or maintains any (A) Deposit Accounts (other than those Accounts otherwise excluded pursuant to the terms of the Security Agreement) except the Accounts listed on Schedule I hereto that are, or within 120 days of the date hereof will be held with a Lender or an Affiliate, or (B) Securities Accounts or Commodity Accounts (other than those Accounts otherwise excluded pursuant to the terms of the Security Agreement) except the Accounts listed on Schedule I hereto that are, or within 60 days of the date hereof will be, held with a Lender or an Affiliate, and (ii) the Collateral Agent will, (1) with respect to any such Deposit Accounts, within 120 days of the date hereof and/or (2) with respect to any such Securities and/or Commodity Accounts, within 60 days of the date hereof (any Deposit Account, Securities Account and/or Commodity Account, an “Account”), unless, in each case, such time period is otherwise extended or waived in the reasonable discretion of the Collateral Agent, have a perfected security interest in each such Account (other than those Accounts otherwise excluded pursuant to the terms of the Security Agreement) by Control (as defined in the Security Agreement), in each case subject to no Liens other than Permitted Liens. No Loan Party shall hereafter establish and maintain any Account unless (1) such Account is held with a Lender or an Affiliate or (2)(a) such Loan Party shall have given the Collateral Agent 30 days’ prior written notice of its intention to establish such new Account with a Bank, (b) such Bank shall be reasonably acceptable to the Collateral Agent and (c) such Bank and such Loan Party shall have duly executed and delivered to the Collateral Agent a Control Agreement in form and substance satisfactory to the Collateral Agent with respect to such Account (other than those Accounts otherwise excluded pursuant to the terms of the Security Agreement).

(b) Upon any Indebtedness under the Second Lien Facility being first incurred, the Borrower shall not, and shall not permit any Subsidiary, to establish and/or maintain cash or Permitted Investments in any deposit or other account (other than deposit accounts having a maximum balance of not more than $10.0 million other than with respect to occasional amounts in respect of European operations, the maximum balance may exceed $10.0 million for no more than five Business Days in any period, but in no event may exceed $15.0 million) unless (1) such Deposit Account is held with a Lender or an Affiliate or (2)(a) the Administrative Agent shall have been provided 30 days’ prior written notice of the establishment of such new deposit account with a bank and (b) the Borrower or such Subsidiary and such bank shall have duly executed and delivered to the Collateral Agent a Deposit Account Control Agreement in form and substance satisfactory to the Collateral Agent with respect to such Deposit Account and the Collateral Agent shall be satisfied that the Lenders have a first priority Lien thereon.”

(c) Notwithstanding anything contained in this Credit Agreement or in any Loan Document, the Borrower may maintain, and may permit its Subsidiaries to maintain, payroll accounts not subject to the foregoing so long as (i) any and all amounts in such accounts are solely used to pay payroll, and (ii) such accounts are not funded more than two Business Days in advance (and only to the extent necessary) to make such payroll.

(l)    Section 6.01: Indebtedness; Certain Equity Securities. (i) Section 6.01(a) of the Existing Credit Agreement shall hereby be amended by deleting “and” at the end of clause (xv), by deleting the “.” at the end of clause (xvi) and replacing it with “; and” and by adding the following clause:

“(xvii) Indebtedness of any Loan Party in respect of the Second Lien Facility or the Second Lien Notes; provided that, in each case, (u) such Indebtedness is initially incurred on or before January 30, 2004, (v) no Default or Event of Default shall have occurred or be continuing or would result from such incurrence, (w) the terms of such Indebtedness (i) do not provide for any scheduled repayment or maturity prior to the date that is seven years from the date of incurrence or issuance thereof and (ii) the covenants, pricing, events of default, subsidiary guarantees, credit support, voting, security and intercreditor terms thereof are no more favorable to the holders of such Indebtedness than the comparable terms of the Loan Documents are to the Lenders immediately prior to the incurrence of such Second Lien Indebtedness and are otherwise satisfactory to the Administrative Agent, (x) such Indebtedness is permitted to be incurred under the Constar Notes Indenture (y) the lenders with respect to such Indebtedness are Lenders or Affiliates thereof or are otherwise financial institutions reasonably acceptable to the Administrative Agent and the Borrower, and (z) the Net Proceeds therefrom shall be applied in accordance with Section 2.05(c)(ii).”

(ii)    Upon any Second Lien Indebtedness being first incurred, Section 6.01(a) of the Existing Credit Agreement shall hereby be amended by:

(A)    deleting the “$20.0 million” from clause (viii) thereto and replacing it with “$5.0 million (other than in respect of Indebtedness outstanding pursuant to this clause (viii) on the date hereof)”, deleting the “and” between the end of clause (x) and the beginning of clause (y) and replacing it with a “,” and adding the following new clause (z) to the end of the proviso thereto: “and (z) the tenor of Indebtedness incurred under this clause (viii) (other than in respect of Indebtedness outstanding pursuant to this clause (viii) on the date hereof) shall not be greater than 60 days.”;

(B)    deleting clause (x) thereto in its entirety and replacing it with “(x) [Intentionally Omitted];” and

(C)    deleting the “$10.0 million” in clause (xvi) thereto and replacing it with “1.0 million”; and

(m)    Section 6.02: Liens. Section 6.02 of the Existing Credit Agreement shall hereby be amended by deleting “and” at the end of clause (xii), by adding “and” at the end of clause (xiii) and by adding the following clause:

“(xiv) Liens granted under the Security Documents to secure Second Lien Indebtedness; provided that such Liens are expressly junior in priority to the Liens securing all obligations in respect of Term B Loans and the Revolving Loans pursuant to such Security Documents and one or more intercreditor agreements or other arrangements satisfactory in form and substance to the Administrative Agent.”

(n)    Section 6.04: Investments, Loans, Advances, Guarantees and Acquisitions. Section 6.04 of the Existing Credit Agreement shall hereby be amended by:

(i)    deleting the “$5.0 million” in the third line of clause (iv) thereof and replacing it with “$1.5 million”;

(ii)    deleting the “$5.0 million” in the third line of clause (viii) thereof and replacing it with “$1.0 million”; and

(iii)    deleting the “10.0 million” in the first line of clause (ix) thereof and replacing it with “$7.5 million”.

(o)    Section 6.08: Restricted Payments: Section 6.08(iii) of the Existing Credit Agreement shall hereby be amended by deleting such clause in its entirety and replacing such clause with “(iii) [Intentionally Omitted].”

(p)    Section 6.12: No Other “Designated Indebtedness.” Section 6.12 of the Existing Credit Agreement shall hereby be amended by deleting the parenthetical therein and replacing it with the following parenthetical: “(other than under this Agreement (including any

Indebtedness in respect of the Second Lien Notes incurred pursuant to Section 6.01(a)(xvii)) or the other Loan Documents)”.

(q)    Section 6.14: Interest Expense Coverage Ratio: Section 6.14 of the Existing Credit Agreement shall hereby be amended by deleting such section in its entirety and replacing such section with the following:

“Section 6.14. Interest Expense Coverage Ratio. The Borrower will not permit the Interest Expense Coverage Ratio for any Test Period set forth below (1) if a Second Lien Prepayment Event shall have occurred on or before the last day of such Test Period, to exceed the ratio set forth opposite the last day of such Test Period in Column A of the table set forth below and (2) if a Second Lien Prepayment Event shall not have occurred on or prior to the last day of such Test Period, to exceed the ratio set forth opposite the last day of such Test Period in Column B of the table set forth below:

	Column A	Column B
Test Period	Ratio	Ratio

September 30, 2003	1.30 to 1.00	1.30 to 1.00

December 31, 2003	1.30 to 1.00	1.30 to 1.00

March 31, 2004	1.30 to 1.00	3.00 to 1.00

June 30, 2004	1.35 to 1.00	3.00 to 1.00

September 30, 2004	1.50 to 1.00	3.25 to 1.00

December 31, 2004	1.60 to 1.00	3.25 to 1.00

March 31, 2005	1.60 to 1.00	3.50 to 1.00

June 30, 2005	1.60 to 1.00	3.50 to 1.00

September 30, 2005 and the last day of each Fiscal Quarter thereafter	3.50 to 1.00	3.50 to 1.00

(r)    Section 6.15: Total Leverage Ratio: Section 6.15 of the Existing Credit Agreement shall hereby be amended by deleting such section in its entirety and replacing it as follows:

“Section 6.15: Total Leverage Ratio. (1) If a Second Lien Prepayment Event shall have occurred, the Borrower will not permit the Total Leverage Ratio for any Test Period ending on or after September 30, 2005 to exceed the ratio set forth opposite the last day of such Test Period in Column A of the table set forth below and (2) if a Second Lien Prepayment Event shall not have occurred, the Borrower will not permit the Total Leverage Ratio for any Test Period ending on or after March 31, 2004 to exceed the ratio set forth opposite the last day of such Test Period in Column B of the table set forth below:

	Column A	Column B
Test Period	Ratio	Ratio

March 31, 2004	n/a	4.00 to 1.00

June 30, 2004	n/a	4.00 to 1.00

September 30, 2004	n/a	4.00 to 1.00

December 31, 2004	n/a	4.00 to 1.00

March 31, 2005	n/a	3.25 to 1.00

June 30, 2005	n/a	3.25 to 1.00

September 30, 2005	3.25 to 1.00	3.25 to 1.00

December 31, 2005	3.25 to 1.00	3.25 to 1.00

March 31, 2006 and the last day of each Fiscal Quarter thereafter	3.00 to 1.00	3.00 to 1.00

(s)    Section 6.16: Senior Leverage Ratio. Section 6.16 of the Existing Credit Agreement shall hereby be amended by deleting such section in its entirety and replacing it as follows:

“Section 6.16: Senior Leverage Ratio. The Borrower will not permit the Senior Leverage Ratio for any Test Period set forth below (1) if a Second Lien Prepayment Event shall have occurred on or before the last day of such Test Period, to exceed the ratio set forth opposite the last day of such Test Period in Column A of the table set forth below and (2) if a Second Lien Prepayment Event shall not have occurred on or prior to the last day of such Test Period, to exceed the ratio set forth opposite the last day of such Test Period in Column B of the table set forth below:

	Column A	Column B
Test Period	Ratio	Ratio

September 30, 2003	5.50 to 1.00	5.50 to 1.00

December 31, 2003	5.50 to 1.00	5.50 to 1.00

March 31, 2004	5.50 to 1.00	2.25 to 1.00

June 30, 2004	5.00 to 1.00	2.25 to 1.00

September 30, 2004	4.50 to 1.00	2.00 to 1.00

December 31, 2004	4.25 to 1.00	2.00 to 1.00

March 31, 2005	4.25 to 1.00	1.75 to 1.00

June 30, 2005	3.75 to 1.00	1.75 to 1.00

September 30, 2005 and the last day of each Fiscal Quarter thereafter	1.75 to 1.00	1.75 to 1.00

(t)    Section 6.17: Fixed Charge Coverage Ratio. Section 6.17 of the Existing Credit Agreement shall hereby be amended by deleting such section in its entirety and replacing it as follows:

“Section 6.17: Fixed Charge Coverage Ratio. (1) If a Second Lien Prepayment Event shall have occurred, the Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period ending on or after September 30, 2005 to exceed the ratio set forth opposite the last day of such Test Period in Column A of the table set forth below and (2) if a Second Lien Prepayment Event shall not have occurred, the Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period ending on or after March 31, 2004 to exceed the ratio set forth opposite the last day of such Test Period in Column B in the table set forth below:

	Column A	Column B
Test Period	Ratio	Ratio

March 31, 2004	n/a	1.10 to 1.00

June 30, 2004	n/a	1.25 to 1.00

September 30, 2004	n/a	1.35 to 1.00

December 31, 2004	n/a	1.50 to 1.00

March 31, 2005	n/a	1.75 to 1.00

June 30, 2005	n/a	1.75 to 1.00

September 30, 2005 and the last day of each Fiscal Quarter thereafter	1.75 to 1.00	1.75 to 1.00

(u)    Section 6.18: Capital Expenditures. Section 6.18 of the Existing Credit Agreement shall hereby be amended by deleting such section in its entirety and replacing it as follows:

“Section 6.18: Capital Expenditures. (a) If a Second Lien Prepayment Event shall have occurred (1) as of each date set forth below, the Borrower will not permit the aggregate Capital Expenditures made or committed to be made by the Borrower and its Subsidiaries since July 1, 2003 through each date set forth below to exceed the amount set forth opposite such date in the table set forth below:

Period	Amount

September 30, 2003	$14,000,000

December 31, 2003	$28,000,000

March 31, 2004	$38,000,000

June 30, 2004	$47,000,000

September 30, 2004	$50,000,000

December 31, 2004	$52,000,000

March 31, 2005	$71,000,000

June 30, 2005	$77,000,000

and (2) the Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make any Capital Expenditures, except that the Borrower and its Subsidiaries may make or commit to make Capital Expenditures that do not exceed the amount set forth below (the “Base Amount”), for each Fiscal Year set forth below:

Fiscal Year	Base Amount

December 31, 2005	$55,000,000

December 31, 2006	$40,000,000

December 31, 2007 and each Fiscal Year thereafter	$35,000,000

; provided that with respect to this clause (2), for any Fiscal Year ending on or after December 31, 2005, the Base Amount set forth above may be increased by a maximum of 75% of the Base Amount for any such Fiscal Year by carrying over to any such Fiscal Year any portion of the Base Amount (without giving effect to any increase) not spent in the immediately preceding Fiscal Year, and that Capital Expenditures in any Fiscal Year shall be deemed first made from the Base Amount (without giving effect to any increase) applicable to such Fiscal Year.

(b)    If a Second Lien Prepayment Event shall not have occurred (1) as of each date set forth below, the Borrower will not permit the aggregate Capital Expenditures made or committed to be made by the Borrower and its Subsidiaries since July 1, 2003 through each date set forth below to exceed the amount set forth opposite such date in the table set forth below:

Period	Amount

September 30, 2003	$14,000,000

December 31, 2003	$28,000,000

and (2) the Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make any Capital Expenditures, except that the Borrower and its Subsidiaries may make or commit to make Capital Expenditures that do not exceed the amount set forth below (the “Base Amount”) for each Fiscal Year set forth below:

Fiscal Year	Base Amount

December 31, 2004	$65,000,000

December 31, 2005	$55,000,000

December 31, 2006	$40,000,000

December 31, 2007 and each Fiscal Year thereafter	$35,000,000

; provided that with respect to this clause (2), for any Fiscal Year ending on or after December 31, 2004, the Base Amount set forth above may be increased by a maximum of 75% of the Base Amount for any such Fiscal Year by carrying over to any such Fiscal Year any portion of the Base Amount (without giving effect to any increase) not spent in the immediately preceding Fiscal Year, and that Capital

Expenditures in any Fiscal Year shall be deemed first made from the Base Amount applicable to such Fiscal Year (without giving effect to any increase).”

(v)    Sections 6.20 and 6.21. Article VI of the Existing Credit Agreement shall hereby be amended by adding new Sections 6.20 and 6.21 immediately at the end of Article VI as follows:

“Section 6.20: EBITDA. (1) If a Second Lien Prepayment Event shall have occurred, the Borrower will not permit Consolidated EBITDA for any twelve month period ending on or after September 30, 2003 and on or before June 30, 2005 to be less than the amount set forth opposite the last day of such twelve month period in the table set forth below and (2) if a Second Lien Prepayment Event shall not have occurred, the Borrower will not permit Consolidated EBITDA for any twelve month period ending on September 30, 2003 or December 31, 2003 to be less than the amount set forth opposite the last day of such twelve month period in the table set forth below:

Period Ending	Amount

September 30, 2003	$61,000,000

December 31, 2003	$52,000,000

March 31, 2004	$45,000,000

June 30, 2004	$48,000,000

September 30, 2004	$56,000,000

December 31, 2004	$62,000,000

March 31, 2005	$65,500,000

June 30, 2005	$69,000,000

; provided that for the twelve month period ending September 30, 2003, for the period from October 1, 2002 through the Effective Date, Consolidated EBITDA shall be calculated on a pro forma basis in accordance with Regulation S-X of the Exchange Act assuming that the Transactions had been consummated on October 1, 2002, and $150,000 shall be permitted to be added back to the calculation of Consolidated EBITDA for the Fiscal Quarter ended December 31, 2002 to reflect certain standalone adjustments for selling and administrative expenses, management charges and research and technology expenses.

Section 6.21: Updated Projected Financial Statements. In addition to, and not in derogation of, its obligations under Section 5.01(e), the Borrower will not fail to furnish to each Lender and the Administrative Agent, as soon as available and in any event no later than January 30, 2004, financial projections (including, without limitation, consolidated income statement, balance sheet and cash flow statement projections) for the Fiscal Years ending 2004 through 2010, inclusive; provided that in the event that Second Lien Indebtedness is not incurred, then the financial projections for the Fiscal Years ending 2004 through 2010, inclusive, shall be subject to the satisfaction, in form and substance, of the Administrative Agent in its sole discretion. In addition, the Borrower agrees to provide within 45 days after the end of each quarter of each Fiscal Year (commencing with the quarter ended March 31, 2004), updated quarterly financial projections for the remainder of such Fiscal Year. Upon each such delivery, the Borrower shall be deemed to have made the representation with respect to such delivered projections contained in Section 3.15(c).”

(w)    Section 6.22. Upon any Second Lien Indebtedness being first incurred, Article VI of the Existing Credit Agreement shall hereby be amended by adding new Section 6.22 immediately at the end of Article VI as follows:

“Section 6.22: Clean Down. Beginning with the Fiscal Year ending December 31, 2004 (and each Fiscal Year thereafter), for at least 60 consecutive days between October 1 of each Fiscal Year and January 31 of each subsequent Fiscal Year of the Borrower, the Borrower shall not permit the difference between the Total Revolving Credit Commitment and the Revolving Credit Exposure to be less than $30.0 million.”

(x)    Section 7.01: Listing of Events of Default. (1) Section 7.01(i)(i) of the Existing Credit Agreement is hereby amended by adding the phrase “or admit in writing inability to pay debts as they become due” and the end thereof and before the “;” and (2) Section 7.01(l) of the Existing Credit Agreement is hereby amended by deleting “December 31, 2001” and replacing it with “June 30, 2003, except as specifically set forth in the Information Memorandum.”

(y)    Section 9.08: Waivers; Amendment. Section 9.08 of the Existing Credit Agreement is hereby amended by adding new clause (d) after clause (c), as follows:

“(d)    The Lenders, the Administrative Agent and the Borrower (on behalf of itself and each of the Guarantors) hereby acknowledge and agree that an amendment and restatement to this Agreement may be made at any time on or before January 30, 2004 providing for the Second Lien Facility (and to make such other changes to this Agreement and the other Loan Documents consistent therewith), and that such amendment and restatement shall, without any further act or consent of any other party hereto, be effective to amend and restate this Agreement and each of the other Loan Documents immediately upon execution and delivery thereof by the Persons providing the commitments and/or loans with respect to the Second Lien Facility, the Administrative Agent and the Borrower.”

Section 2.    Consent. The Requisite Lenders hereby consent to the intercompany sale of assets and transactions related thereto, as set forth on Schedule II hereto (and related releases of Liens with respect to such assets).

Section 3.    Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the date hereof and as of the Effectiveness Date, that:

(a)    The Borrower (on behalf of itself and each of the Guarantors) irrevocably: (i) acknowledge the continuing validity and enforceability of each of the Loans under the Existing Credit Agreement (whether made on the initial Closing Date or thereafter) and the receipt thereby of full value therefor, (ii) acknowledge the continuing validity of the Liens securing their respective Obligations thereunder and hereunder and (iii) waive any defenses available to them (whether by contract, at law, in equity or otherwise) with regard to the existence or enforceability of any of their respective Obligations thereunder or under any of the Loan Documents;

(b)    This Amendment has been duly authorized, executed and delivered by the Borrower and each of the Guarantors and is enforceable against the Borrower and each of the Guarantors respectively, in accordance with its terms.

(c)    Neither the execution or delivery by the Borrower of this Amendment, nor compliance by it with the terms and provisions hereof (including, without limitation, the execution of any documentation in respect of any Second Lien Facility and/or Second Lien Notes), (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which its Subsidiaries’ property or assets is bound or to which the Borrower or any of its Subsidiaries may be subject, including without limitation the Credit Agreement, or (iii) will violate any provision of the Borrower’s certificate of incorporation or by-laws or the certificate of incorporation or bylaws (or equivalent organizational or other charter documents) of any of its respective Subsidiaries.

(d)    After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement, are true and correct in all respects with the same effect as if made on the date hereof and the Effectiveness Date (as if the effectiveness of this Amendment was deemed to be the making of a Loan), except to the extent such representations and warranties expressly relate to an earlier date.

(e)    The Amendment Information dated October 29, 2003 (including projections and all exhibits, attachments and schedules thereto, collectively the “Amendment Information”) does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein not misleading, in light of the circumstances under which they were made; provided that to the extent the projections are based upon or constitute a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such projections. Schedule III hereto lists

(i) the Amendment Information and (ii) the Borrower’s current and periodic reports filed with the SEC and incorporated by reference in the Amendment Information.

(f)    Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(g)    The Borrower has not been party to any communication with any of its ten largest customers (determined by revenues derived therefrom during the six months ended June 30, 2003) (i) to the effect that such customer will not or may not renew its existing contract(s) with the Company or (ii) in respect of any deficiency involving the Company’s products or services that could reasonably be expected to have a Material Adverse Effect.

Section 4.    Conditions to Effectiveness. Upon satisfaction (or waiver in accordance with Section 9.08 of the Credit Agreement) of the following conditions, this Amendment shall be deemed to be effective as of September 30, 2003 (the “Effectiveness Date”):

(a)    The Administrative Agent (or its counsel) shall have received from Lenders constituting the Requisite Lenders, the Lenders holding over 50% of the Term B Loans, the Lenders holding over 50% of the outstanding Revolving Credit Commitments and Revolving Credit Exposure and each of the other parties hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)    The Administrative Agent shall have received reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower in connection with this Amendment or any Loan Document;

(c)    The Borrower shall have paid to the Administrative Agent on behalf of each Lender executing this Amendment an amendment fee in an amount equal to 0.25% of such Lender’s total Term B Loans and Revolving Credit Commitments (whether drawn or undrawn) outstanding on the Effectiveness Date and prior to giving effect to any application of proceeds of Second Lien Indebtedness;

(d)    All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Administrative Agent and its counsel;

(e)    The Borrower shall have provided, or caused to be provided, to each Lender, the Amendment Information;

(f)    The Borrower shall have provided a supplement to the Perfection Certificate dated as of a recent date;

(g)    The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of counsel to the Company in form and substance reasonably satisfactory to the Administrative Agent with respect to the matters set forth in Section 3(b) and (c);

(h)    On or before the date hereof (or as such period may be extended by the Administrative Agent) the Administrative Agent shall have received (to the extent it so requires, and in form and substance reasonably satisfactory to it) amendments to each of the Separation Agreements whereby Crown Holdings, Inc. and each of its subsidiaries, to the extent parties thereto (each, a “Crown Entity”) shall agree, (i) to eliminate any right to terminate, such Separation Agreement solely as a result of a Bankruptcy Event (as defined therein) (but to the extent such right is eliminated to permit such Crown Entity unilaterally to make reasonable modifications to the payment terms (but not pricing)) and (ii) to eliminate any right to terminate the Transition Services Agreement (as referenced on Schedule 3.22 to the Existing Credit Agreement) upon a Change of Control except that the applicable Crown Entity shall have the right to renegotiate pricing terms upon a Change of Control and to terminate such Separation Agreement if pricing terms are not agreed to after good faith negotiations.

Section 5.    Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.    Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONSTAR INTERNATIONAL INC.,

    as Borrower

By:  /S/    JAMES C. COOK

        Name: James C. Cook

        Title:   C.F.O.

CONSTAR, INC.

By:  /S/    JAMES C. COOK

        Name: James C. Cook

        Title:   C.F.O.

BFF INC.

By:  /S/    JAMES C. COOK

        Name: James C. Cook

        Title:   C.F.O.

DT, INC.

By:  /S/    JAMES C. COOK

        Name: James C. Cook

        Title:   C.F.O.

CONSTAR PLASTICS, LLC

By:  /S/    JAMES C. COOK

        Name: James C. Cook

        Title:   C.F.O.

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

CONSTAR FOREIGN HOLDINGS, INC.

By:  /S/    JAMES C. COOK

        Name: James C. Cook

        Title:   C.F.O.

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

CITICORP NORTH AMERICA, INC.,

    as Administrative Agent and as Lender

By:  /S/    SUZANNE CRYMES

        Name: Suzanne Crymes

        Title:   Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

American Express Certificate Company

By: American Express Asset

Management Group, Inc.

as Collateral Manager

By:  /S/    YVONNE STEVENS

        Name: Yvonne Stevens

        Title:   Senior Managing Director

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

AMMC CDO I, LIMITED

By: American Money Management Corp.,

as Collateral Manager

By:  /S/    DAVID P MEYER

        Name: David P. Meyer

        Title:   Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

AMMC CDO II, LIMITED

By: American Money Management Corp.,

as Collateral Manager

By:  /S/    DAVID P. MEYER

        Name: David P. Meyer

        Title:   Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

APEX (IDM) CDO I, LTD. as Lender

By: David L. Babson & Company Inc. as

Collateral Manager

By:  /S/    GLENN P. DUFFY

        Name: Glenn P. Duffy

        Title:   Managing Director

ELC (CAYMAN) LTD., as Lender

By: David L. Babson & Company Inc. as

Collateral Manager

By:  /S/    GLENN P. DUFFY

        Name: Glenn P. Duffy

        Title:   Managing Director

ELC (CAYMAN) LTD. COD SERIES 1999-I,

as Lender

By: David L. Babson & Company Inc. as

Collateral Manager

By:  /S/    GLENN P. DUFFY

    Name: Glenn P. Duffy

    Title:   Managing Director

ELC (CAYMAN) LTD. 1999-II, as Lender

By: David L. Babson & Company Inc. as

Collateral Manager

By:  /S/    GLENN P. DUFFY

        Name: Glenn P. Duffy

        Title:   Managing Director

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

ATRIUM CDO, as Lender

By:  /S/ ANDREW H. MARSHAK

        Name: Andrew H. Marshak

        Title:   Authorized Signatory

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

BLACK DIAMOND CLO 1998-1, LTD.,

as Lender

By:  /S/    ALAN CORKISH

        Name: Alan Corkish

        Title:   Director

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

BLACK DIAMOND CLO 2000-1, LTD.,

as Lender

By:  /S/    ALAN CORKISH

        Name: Alan Corkish

        Title:   Director

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Canadian Imperial Bank of Commerce,

as Lender

By:  /S/    MARC BERG

        Name: Marc Berg

        Title:   Authorized Signatory

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Centurion CDO II, Limited, as Lender

By: American Express Asset Management Group, Inc.

as Collateral, Manager

By:  /S/    LEANNE STAVRAKIS

        Name: Leanne Stavrakis

        Title:   Director – Operations

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Centurion CDO III, Limited, as Lender

By: American Express Asset Management Group, Inc.

as Collateral Manager

By:  /S/    LEANNE STAVRAKIS

        Name: Leanne Stavrakis

        Title:   Director – Operations

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Centurion CDO VI, Ltd., as Lender

By: American Express Asset Management Group, Inc.

as Collateral Manager

By:  /S/    LEANNE STAVRAKIS

        Name: Leanne Stavrakis

        Title:   Director – Operations

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

CSAM Funding I, as Lender

By:  /S/    ANDREW H. MARSHAK

        Name: Andrew H. Marshak

        Title:   Authorized Signatory

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

CSAM Funding II, as Lender

By:  /S/    ANDREW H. MARSHAK

        Name: Andrew H. Marshak

        Title:   Authorized Signatory

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Lender

By:  /S/    MARCO ORLANDO

        Name: Marco Orlando

        Title:   Director

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

ELC (CAYMAN) LTD. 1999-III, as Lender

By: David L. Babson & Company Inc. as

Collateral Manager

By:  /S/    GLENN P. DUFFY

        Name: Glenn P. Duffy

        Title:   Managing Director

ELC (CAYMAN) LTD. 2000-I, as Lender

By: David L. Babson & Company Inc. as

Collateral Manager

By:  /S/    GLENN P. DUFFY

        Name: Glenn P. Duffy

        Title:   Managing Director

TRYON CLO LTD. 2000-I, as Lender

By: David L. Babson & Company Inc. as

Collateral Manager

By:  /S/    GLENN P. DUFFY

        Name: Glenn P. Duffy

        Title:   Managing Director

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

ELF Funding Trust III, as Lender

By: New York Life Investment Management LLC,

as Attorney-In-Fact

By:  /S/    F. DAVID MELKA

        Name: F. David Melka

        Title:   Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Export Development Canada, as Lender

By:  /S/    IAN CAMERON

        Name: Ian Cameron

        Title:   Asset Management

By:  /S/    ROBERT HODGES

        Name: Robert Hodges

        Title:  Asset Management

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

First Dominion Funding I, as Lender

By:  /S/    ANDREW H. MARSHAK

        Name: Andrew H. Marshak

        Title:   Authorized Signatory

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Franklin CLO II, Limited, as Lender

By:  /S/    RICHARD D’ADDARIO

        Name: Richard D’Addario

        Title:   Senior Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Franklin CLO III, Limited, as Lender

By:  /S/    RICHARD D’ADDARIO

        Name: Richard D’Addario

        Title:   Senior Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Franklin CLO IV, Limited, as Lender

By:  /S/    RICHARD D’ADDARIO

        Name: Richard D’Addario

        Title:   Senior Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Franklin Floating Rate Daily Access Fund,

as Lender

By:  /S/    RICHARD D’ADDARIO

        Name: Richard D’Addario

        Title:   Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Franklin Floating Rate Master Series,

as Lender

By:  /S/    RICHARD D’ADDARIO

        Name: Richard D’Addario

        Title:   Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Franklin Floating Rate Trust, as Lender

By:  /S/    RICHARD D’ADDARIO

        Name: Richard D’Addario

        Title:   Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

General Electric Capital Corporation,

as Lender

By:  /S/    MOIRA A. DUNCAN

        Name: Moira A. Duncan

        Title:   Senior Risk Manager

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

GoldenTree Loan Opportunities I, Limited

By: GoldenTree Asset Management, L.P.,

as Lender

By:  /S/    THOMAS O’SHEA

        Name: Thomas O’Shea

        Title:   Portfolio Manager

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Hamilton CDO, Ltd., as Lender

By: Stanfield Capital Partners LLC,

as its Collateral Manager

By:  /S/    CHRISTOPHER E. JANSEN

        Name: Christopher E. Jansen

        Title:   Managing Partner

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

IDS Life Insurance Company, as Lender

By: American Express Asset Management Group, Inc.

as Collateral Manager

By:  /S/    YVONNE STEVENS

        Name: Yvonne Stevens

        Title:   Senior Managing Director

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

ING PRIME RATE TRUST, as Lender

By: Aeltus Investment Management, Inc.

as its investment manager

By:  /S/    CHARLES E. LEMIEUX, CFA

        Name: Charles E. LeMieux

        Title:   Vice President

ING SENIOR INCOME FUND, as Lender

By: Aeltus Investment Management, Inc.

as its investment manager

By:  /S/    CHARLES E. LEMIEUX, CFA

        Name: Charles E. LeMieux

        Title:   Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.,

as Lender

By: ING Investments, LLC as its investment manager

By:  /S/    CHARLES E. LEMIEUX, CFA

        Name: Charles E. LeMiieux

        Title:   Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

JP Morgan Chase Bank, as Lender

By:  /S/    PETER S. PREDUN

        Name: Peter S. Predun

        Title:   Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

KATONAH I, LTD., as Lender

By:  /S/    RALPH DELLA ROCCA

        Name: Ralph Della Rocca

        Title:   Authorized Officer

  Katonah Capital, L.L.C.

  As Manager

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

KATONAH II, LTD., as Lender

By:  /S/    RALPH DELLA ROCCA

        Name: Ralph Della Rocca

        Title:   Authorized Officer

  Katonah Capital, L.L.C.

  As Manager

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

KATONAH III, LTD., as Lender

By:  /S/    RALPH DELLA ROCCA

        Name: Ralph Della Rocca

        Title:   Authorized Officer

  Katonah Capital, L.L.C.

  As Manager

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

KATONAH IV, LTD., as Lender

By:  /S/    RALPH DELLA ROCCA

        Name: Ralph Della Rocca

        Title:   Authorized Officer

  Katonah Capital, L.L.C.

  As Manager

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

KZH CYPRESSTREE-1 LLC, as Lender

By:  /S/    HI HUA

        Name: Hi Hua

        Title:   Authorized Agent

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

KZH ING-2 LLC, as Lender

By:  /S/    HI HUA

        Name: Hi Hua

        Title:   Authorized Agent

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

KZH STERLING, as Lender

By:  /S/    HI HUA

        Name: Hi Hua

        Title:   Authorized Agent

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Natexis Banques Populaires, as Lender

By:  /S/    WILLIAM C. MAIER

        Name: William C. Maier

        Title:   Senior Vice President

By:  /S/    MICHAEL J. STORMS

        Name: Michael J. Storms

        Title:   Associate

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Restoration Funding CLO, LTD, as Lender

By: Highland Capital Management, L.P.

as Collateral Manager

By:  /S/    MARK OKADA

        Name: Mark Okada

        Title:   Chief Investment Officer

  Highland Capital Management, L.P.

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Sequils – Centurion V, Ltd., as Lender

By: American Express Asset Management Group Inc.

as Collateral Manager

By:  /S/    LEANNE STAVRAKIS

        Name: Leanne Stavrakis

        Title:   Director – Operations

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Stanfield Arbitrage CDO, Ltd., as Lender

By: Stanfield Capital Partners LLC

as its Collateral Manager

By:  /S/    CHRISTOPHER E. JANSEN

        Name: Christopher E. Jansen

        Title:   Managing Partner

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Stanfield Carrera CLO, Ltd., as Lender

By: Stanfield Capital Partners LLC

as its Asset Manager

By:  /S/    CHRISTOPHER E. JANSEN

        Name: Christopher E. Jansen

        Title:   Managing Partner

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Stanfield CLO, Ltd., as Lender

By: Stanfield Capital Partners LLC

as its Collateral Manager

By:  /S/    CHRISTOPHER E. JANSEN

        Name: Christopher E. Jansen

        Title:   Managing Partner

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Stanfield/RMF Transatlantic CDO Ltd., as Lender

By: Stanfield Capital Partners LLC

as its Collateral Manager

By:  /S/    CHRISTOPHER E. JANSEN

        Name: Christopher E. Jansen

        Title:   Managing Partner

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Stanfield Quattro CLO, Ltd., as Lender

By: Stanfield Capital Partners LLC

as its Collateral Manager

By:  /S/    CHRISTOPHER E. JANSEN

        Name: Christopher E. Jansen

        Title:   Managing Partner

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

SunAmerica Senior Floating Rate Fund Inc.,

as Lender

By: Stanfield Capital Partners LLC as subadvisor

By:  /S/    CHRISTOPHER E. JANSEN

        Name: Christopher E. Jansen

        Title:   Managing Partner

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

SunTrust Bank, as Lender

By:  /S/    STEPHEN DERBY

        Name: Stephen Derby

        Title:   Director

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Sutter CBO 1999-1, Ltd., as Lender

By:  /S/    PETA SWIDLER

        Name: Peta Swidler

        Title:   Senior Vice President

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Windsor Loan Funding Limited, as Lender

By: Stanfield Capital Partners LLC

as its Investment Manager

By:  /S/    CHRISTOPHER E. JANSEN

        Name: Christopher E. Jansen

        Title:   Managing Partner

Constar International Inc.

Amendment No. 2 to the Credit Agreement

dated as of November 20, 2002

Schedule I

Deposit Accounts

Account Name:	Account Number:	Bank:
Constar Inc. Lockbox	0942313	Mellon Bank
Constar Inc.	0789574	Mellon Bank
Constar LLC	0796491	Mellon Bank
Constar Inc. Payroll	0788934	Mellon Bank
Constar Inc. Payables	0047335	Mellon Bank
Constar Inc.	1000012213749	SunTrust Bank
Constar Inc. 704 Orlando	0215252203368	SunTrust Bank
Constar Inc. 729 Havre De Grace	1000007624157	SunTrust Bank
Constar Inc. 709 Old Bay Lane	1000007624165	SunTrust Bank
Constar Inc. 707 Phillip Lee Drive	1000007625212	SunTrust Bank
Constar Inc. Lockbox	1000007625964	SunTrust Bank

Schedule II

Investment Transaction

Four (4) Husky’s Injection Molding Systems (acquired during the period between 1994-1995 for approximately US$2,784,000 with an aggregate approximate book value of US$ 400,000) currently anticipated to be transferred to the UK (Constar International UK Limited), Turkey (Constar Ambalaj Sanayi ve Ticaret A.S.) and/or Holland (Constar International Holland (Plastics) B.V.)

One (1) Kortec Injection/Blowmolding System (acquired in 2000 for US$3,129,000 with an approximate book value of US$2,112,000) to be transferred to Holland (Constar International Holland (Plastics) B.V.)

Schedule III

Amendment Information

Private Amendment Package, dated as of October 29, 2003 and posted on Intralinks on October 29, 2003

Private Lender Presentation posted on Intralinks on October 30, 2003

Refinancing Model posted on Intralinks on October 29, 2003

Status Quo Model posted on Intralinks on October 29, 2003

Public Amendment Package dated as of October 29, 2003 and posted on Intralinks on October 29, 2003

Public Lender Presentation posted on Intralinks on October 30, 2003

Current and Periodic Reports Incorporated by Reference in Amendment Information

1.	Form 8-K filed on November 27, 2002.

2.	Form 10-K filed on March 27, 2003.

3.	Form 8-K filed on March 28, 2003.

4.	Form 8-K filed on March 31, 2003.

5.	Form 8-K filed on April 21, 2003.

6.	Form 8-K filed on April 29, 2003.

7.	Form 10-Q filed on May 14, 2003.

8.	Form 8-K filed on July 30, 2003.

9.	Form NT 10-Q filed on August 15, 2003.

10.	Form 8-K filed on August 15, 2003.

11.	Form 10-Q filed on August 18, 2003.

12.	Form 8-K filed on September 4, 2003.

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